UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report:  September 1, 2011
(Date of earliest event reported)

OurPet’s Company
(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1300 East Street, Fairport Harbor, OH 44077
(Address of principal executive offices including zip code)

440-354-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 1, 2011, OurPet’s Company (“OurPet’s” or the “Company”) posted on its website at ourpets.com a fact sheet containing second quarter 2011 highlights and intends to provide such fact sheet to investors and financial analysts.  The fact sheet is attached as Exhibit 99.1.

This fact sheet includes forward-looking statements within the meaning of the federal securities laws with respect to the Company’s financial results and future operations and, as such, concerns matters that are not historical facts.  These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements.  Reference is made to OurPet’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2010, its quarterly reports on Form 10-Q, and other periodic filings, for a description of the foregoing and other factors that could cause actual results to differ materially from those in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Fact Sheet―Second Quarter 2011 Highlights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2011	OurPet’s Company

	By:	/s/ Scott R. Mendes
Scott R. Mendes, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Fact Sheet―Second Quarter 2011 Highlights